UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2016

Iconix Brand Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10593	11-2481093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, 3rd floor, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2016, Iconix Brand Group, Inc. (the “Company”) entered into separate, privately negotiated exchange agreements with certain holders of the Company’s outstanding 1.50% Convertible Senior Subordinated Notes due 2018 (the “Notes”). Pursuant to the terms of these agreements, the Company may exchange up to 8,127,264 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and cash payments in an aggregate amount of up to approximately $35.2 million, for up to $104.95 million in aggregate principal of the Notes. The cash payments include any accrued but unpaid interest on the Notes to be exchanged.

The final number of shares of Common Stock, the final principal amount of Notes and the final amount of cash payments to be exchanged will be determined based on a number of factors, including, among others, the volume weighted average price of the Common Stock during the term of the agreements and limitations imposed by a minimum share trading price on any trading day.

The shares of Common Stock being issued in exchange for the Notes were issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(a)(2) thereof. Consummation of these transactions is conditioned on customary closing conditions and there is no assurance the Company will ultimately consummate the exchange of any of its Notes.

The description of the terms of the exchange agreements in this Item 1.01 is qualified in its entirety by reference to the provisions of the forms of exchange agreements, copies of which are attached as Exhibit 10.1 to this Current Report and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On June 13, 2016, the Company issued a press release announcing it had entered into separate exchange agreements with the Holders as described in Item 1.01, a copy of which is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in those filings. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Exchange Agreement

10.2	Form of Exchange Agreement

99.1	Press release, dated June 13, 2016.*

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.

By:	/s/ Jason Schaefer
	Name:	Jason Schaefer
	Title:	Executive Vice President and General Counsel

Date: June 13, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Exchange Agreement

10.2	Form of Exchange Agreement

99.1	Press release, dated June 13, 2016.*

*	Furnished herewith.

3